MERRILL LYNCH INVESTOR CHOICE ANNUITYSM (IRA SERIES)

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT D

Supplement dated November 25, 2019

to the

Prospectus dated May 1, 2018

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D

Supplement dated November 25, 2019

to the

Prospectus dated May 1, 2014

Effective at the close of business on or about December 5, 2019, the following subaccount will generally be available to contracts:

Subaccount	Portfolio	Advisor/Sub-Advisor
BlackRock Large Cap Series Funds, Inc. – Investor A Shares
BlackRock Focus Growth Fund, Inc.	BlackRock Focus Growth Fund, Inc.	BlackRock Advisors, LLC
Investment Objective: Long-term capital appreciation.

Effective at the close of business on or about December 6, 2019 (the “Merger Date”), based on changes to the underlying fund portfolios, the following merger will occur:

Existing Subaccount	Acquiring Subaccount
BlackRock Large Cap Focus Growth Fund	BlackRock Focus Growth Fund, Inc.

Effective at the close of business on or about December 6, 2019, based on changes to the underlying fund portfolios, the following name change will occur:

Old Subaccount Name	New Subaccount Name
BlackRock Focus Growth Fund, Inc.	BlackRock Large Cap Focus Growth Fund, Inc.

We have been informed that on or about December 6, 2019, the underlying fund referenced above in the Existing Subaccount will merge into the BlackRock Focus Growth Fund, Inc. If you would like to transfer out of the Existing or Acquiring Subaccount prior to or after the merger date, you may transfer your policy value to any of the subaccounts listed in your Prospectus.

Please make sure that a transfer request does not violate any allocation guidelines and/or restrictions in place for your policy applicable to allocation instructions for premium payments or other purposes (for example, dollar cost averaging or asset rebalancing). As of the start of business on the Merger Date, you may no longer use automated transfer features such as asset rebalancing or dollar cost averaging with the Existing Subaccount. If you are using an automated transfer feature such as asset rebalancing or dollar cost averaging with the Existing Subaccount, you should contact us immediately to make alternate arrangements. If you have not made alternate arrangements by the Merger Date, any subsequent allocations to the Existing Subaccount will be directed to the Money Market Subaccount.

You will not be charged for the transfer made due to the merger. In addition, if you reallocate your policy value to another subaccount due to the merger, you will not be charged for the transfer to another available subaccount if made prior to the merger or within 30 days after the merger date. This reallocation also will not count as a transfer for purposes of any free transfers that you receive each policy year.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Merrill Lynch Investor Choice AnnuitySM (IRA Series) dated May 1, 2018 and May 1, 2014